News Release

MoneyGram International Reports Third Quarter 2017 Financial Results
DALLAS (November 2, 2017) -- MoneyGram (NASDAQ:MGI) today reported financial results for its third quarter ended September 30, 2017.
Third Quarter Financial Results

•	Total revenue of $397.8 million declined 4% on a reported and 5% on a constant currency basis compared to third quarter 2016.

◦
Third quarter money transfer revenue was $356.8 million, representing a decrease of 3% on a reported basis and a decrease of 5% on a constant currency basis as compared to prior year. Money transfer revenue results were impacted by softness in the U.S. to U.S. market and macroeconomic issues in Africa, partially offset by the translation impact of the strengthened euro.

◦
Moneygram.com grew 23% fueled by new customer acquisitions. Total Digital money transfer revenue grew 6% over the prior year as strong moneygram.com growth was partially offset by additional compliance requirements and global economic trends. Digital represented 15% of total money transfer revenue.

◦	Investment revenue increased $3.1 million versus last year due to higher yields earned on investment balances.

•	Operating income was $23.3 million, a decrease of 11%.

•
Net income was $7.7 million, a decrease of $2.4 million as compared to third quarter 2016. EBITDA was $54.9 million, a decrease of 5% as compared to the year-ago period. Both Net income and EBITDA were impacted by $2.2 million of merger-related costs and an increase in direct monitor costs.

•	Adjusted EBITDA was $67.9 million, a 1% decrease on a reported basis and a 2% decrease on a constant currency basis. Adjusted EBITDA margin was 17.1% as compared to 16.6% last year.

•	Adjusted Free Cash Flow was $25.2 million for the quarter and $79.4 million year-to-date.

•	Income tax expense was $4.0 million, representing a 34% tax rate.

•	Diluted earnings per share was $0.12 compared to $0.15 last year. Adjusted diluted earnings per share was $0.24 compared to $0.25 last year.

"Year-to-date top-line results reflect a changing macroeconomic environment including softness in previously strong markets and corridors, central bank intervention of capital flows, and a volatile immigration environment, all impacting the money transfer business. The complexity of global compliance requirements is also affecting revenue as we implement enhanced solutions to comply with increasingly stringent AML and consumer fraud measures to protect our customers and the integrity of our network,” said Alex Holmes, MoneyGram's chief executive officer.

“At the same time, our team is improving the efficiency and productivity of our operations resulting in Adjusted EBITDA margin expansion for both the third quarter and year-to-date. In the third quarter our Digital business reached our previously stated goal of 15% of total money transfer revenue and moneygram.com grew 23% from last year. We continue to build on this momentum and align our business with growing technology trends," Mr. Holmes concluded.
Regarding MoneyGram's pending transaction with Ant Financial; MoneyGram and Ant Financial continue to work with the Committee on Foreign Investment in the United States (CFIUS) and various other regulatory agencies, and remain focused on closing the transaction within the time periods permitted by the Merger Agreement.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction with Ant Financial; the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

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Non-GAAP Measures
In addition to results presented in accordance with GAAP, this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes, cash payments related to an IRS tax matter, and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures.
We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.
Description of Tables
Table One     –     Condensed Consolidated Statements of Operations
Table Two     –     Segment Results
Table Three     –     Segment Reconciliations

Table Four	– EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow

Table Five	– Adjusted Net Income and Adjusted Diluted EPS
Table Six     –     Condensed Consolidated Balance Sheets
Table Seven     –     Condensed Consolidated Statements of Cash Flows

About MoneyGram International
MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended September 30,		2017 vs	Nine Months Ended September 30,		2017 vs
	2017	2016	2016	2017	2016	2016

REVENUE
Fee and other revenue	$390.1	$408.2	$(18.1)	$1,161.5	$1,201.5	$(40.0)
Investment revenue	7.7	4.6	3.1	32.4	12.7	19.7
Total revenue	397.8	412.8	(15.0)	1,193.9	1,214.2	(20.3)

Total revenue growth, as reported	(4)%	4%		(2)%	7%
Total revenue growth, constant currency	(5)%	5%		(1)%	8%

OPERATING EXPENSES
Commissions expense	192.7	200.5	(7.8)	576.2	596.1	(19.9)
Compensation and benefits	69.1	72.5	(3.4)	207.5	218.9	(11.4)
Transaction and operations support	78.3	79.5	(1.2)	240.2	227.1	13.1
Occupancy, equipment and supplies	15.5	15.6	(0.1)	49.0	46.8	2.2
Depreciation and amortization	18.9	18.6	0.3	55.8	60.2	(4.4)
Total operating expenses	374.5	386.7	(12.2)	1,128.7	1,149.1	(20.4)
OPERATING INCOME	23.3	26.1	(2.8)	65.2	65.1	0.1
Other expense
Interest expense	11.6	11.3	0.3	33.6	33.8	(0.2)
Total other expense	11.6	11.3	0.3	33.6	33.8	(0.2)
Income before income taxes	11.7	14.8	(3.1)	31.6	31.3	0.3
Income tax expense	4.0	4.7	(0.7)	8.9	22.4	(13.5)
NET INCOME	$7.7	$10.1	$(2.4)	$22.7	$8.9	$13.8

EARNINGS PER COMMON SHARE
Basic	$0.12	$0.16	$(0.04)	$0.36	$0.14	$0.22
Diluted	$0.12	$0.15	$(0.03)	$0.34	$0.13	$0.21

Weighted-average outstanding common shares and equivalents used in computing earnings per share
Basic (1)	63.1	62.2	0.9	62.8	62.4	0.4
Diluted (1)	66.2	66.4	(0.2)	66.2	66.2	—

(1) Includes common stock equivalents of 8.9 million for the three and nine months ended September 30, 2017 and 2016, respectively. The following weighted-average potential common shares are excluded from diluted earnings (loss) per common share as their effect is anti-dilutive. All potential common shares are anti-dilutive in periods of net loss available to common stockholders.

Shares related to stock options	1.6	2.7		1.7	2.8
Shares related to restricted stock units	0.3	0.8		0.2	0.8

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended September 30,		2017 vs	Nine Months Ended September 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Money transfer revenue	$356.8	$369.3	$(12.5)	$1,055.4	$1,086.3	$(30.9)
Bill payment revenue	20.3	24.6	(4.3)	66.1	71.9	(5.8)
Total revenue	$377.1	$393.9	$(16.8)	$1,121.5	$1,158.2	$(36.7)

Total commissions expense	$189.8	$199.5	$(9.7)	$569.3	$593.6	$(24.3)

Operating income	$29.6	$26.6	$3.0	$70.4	$70.0	$0.4

Operating margin	7.8%	6.8%		6.3%	6.0%

Money transfer revenue growth, as reported	(3)%	4%		(3)%	8%
Money transfer revenue growth, constant currency	(5)%	6%		(2)%	9%

Financial Paper Products
	Three Months Ended September 30,		2017 vs	Nine Months Ended September 30,		2017 vs
(Amounts in millions, except percentages)	2017	2016	2016	2017	2016	2016

Money order revenue	$12.8	$12.6	$0.2	$42.0	$38.2	$3.8
Official check revenue	7.9	6.3	1.6	30.4	17.8	12.6
Total revenue	$20.7	$18.9	$1.8	$72.4	$56.0	$16.4

Total commissions expense	$2.9	$1.0	$1.9	$6.9	$2.5	$4.4

Operating income	$4.6	$4.5	$0.1	$26.6	$13.6	$13.0

Operating margin	22.2%	23.8%		36.7%	24.3%

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended September 30,		2017 vs	Nine Months Ended September 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Revenue (as reported)	$377.1	$393.9	$(16.8)	$1,121.5	$1,158.2	$(36.7)

Adjusted operating income	$38.8	$35.6	$3.2	$99.7	$97.5	$2.2

Compliance enhancement program	(1.6)	(2.6)	1.0	(6.7)	(7.0)	0.3
Direct monitor costs	(4.4)	(2.6)	(1.8)	(12.6)	(7.3)	(5.3)
Stock-based compensation expense	(3.2)	(3.8)	0.6	(10.0)	(12.3)	2.3
Severance and related costs	—	—	—	—	(0.9)	0.9
Total adjustments	(9.2)	(9.0)	(0.2)	(29.3)	(27.5)	(1.8)

Operating income (as reported)	$29.6	$26.6	$3.0	$70.4	$70.0	$0.4

Adjusted operating margin	10.3%	9.0%		8.9%	8.4%
Total adjustments	(2.4)%	(2.3)%		(2.6)%	(2.4)%
Operating margin (as reported)	7.8%	6.8%		6.3%	6.0%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended September 30,		2017 vs	Nine Months Ended September 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Revenue (as reported)	$20.7	$18.9	$1.8	$72.4	$56.0	$16.4

Adjusted operating income	$5.3	$5.2	$0.1	$28.7	$15.7	$13.0

Compliance enhancement program	(0.4)	(0.3)	(0.1)	(1.1)	(0.8)	(0.3)
Stock-based compensation expense	(0.3)	(0.4)	0.1	(1.0)	(1.3)	0.3
Total adjustments	(0.7)	(0.7)	—	(2.1)	(2.1)	—

Operating income (as reported)	$4.6	$4.5	$0.1	$26.6	$13.6	$13.0

Adjusted operating margin	25.6%	27.5%		39.6%	28.0%
Total adjustments	(3.4)%	(3.7)%		(2.9)%	(3.8)%
Operating margin (as reported)	22.2%	23.8%		36.7%	24.3%

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended September 30,		2017 vs	Nine Months Ended September 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Income before income taxes	$11.7	$14.8	$(3.1)	$31.6	$31.3	$0.3
Interest expense	11.6	11.3	0.3	33.6	33.8	(0.2)
Depreciation and amortization	18.9	18.6	0.3	55.8	60.2	(4.4)
Signing bonus amortization	12.7	13.3	(0.6)	39.0	41.0	(2.0)
EBITDA	54.9	58.0	(3.1)	160.0	166.3	(6.3)

Significant items impacting EBITDA:
Direct monitor costs	4.4	2.6	1.8	12.6	7.3	5.3
Stock-based, contingent and incentive compensation	3.5	4.2	(0.7)	11.0	14.9	(3.9)
Compliance enhancement program	2.4	3.1	(0.7)	8.4	8.0	0.4
Merger-related costs (1)	2.2	—	2.2	10.7	—	10.7
Legal and contingent matters	0.5	0.7	(0.2)	1.9	1.4	0.5
Severance and related costs	—	—	—	—	1.4	(1.4)
Adjusted EBITDA	$67.9	$68.6	$(0.7)	$204.6	$199.3	$5.3

Adjusted EBITDA margin (2)	17.1%	16.6%	0.5%	17.1%	16.4%	0.7%

Adjusted EBITDA growth, as reported	(1)%			3%
Adjusted EBITDA growth, constant currency adjusted	(2)%			4%

Adjusted EBITDA	$67.9	$68.6	$(0.7)	$204.6	$199.3	$5.3
Cash payments for interest	(10.7)	(10.5)	(0.2)	(31.1)	(31.4)	0.3
Cash taxes, net	(2.8)	(2.5)	(0.3)	(6.4)	(7.1)	0.7
Cash payments for capital expenditures	(23.0)	(22.3)	(0.7)	(63.1)	(60.4)	(2.7)
Cash payments for agent signing bonuses	(6.2)	(2.6)	(3.6)	(24.6)	(17.2)	(7.4)
Adjusted Free Cash Flow	$25.2	$30.7	$(5.5)	$79.4	$83.2	$(3.8)

(1) Merger-related costs include, but are not limited to, legal, investment banking and consultant fees and other one-time integration costs.
(2) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Amounts in millions, except per share data)	2017	2016	2017	2016

Net income	$7.7	$10.1	$22.7	$8.9

Total adjustments (1)	13.0	10.6	44.6	33.0

Tax impacts of adjustments (2)	(4.8)	(3.9)	(16.3)	(12.0)
Tax adjustments (3)	—	—	—	7.7
Adjusted net income	$15.9	$16.8	$51.0	$37.6

Diluted earnings per common share	$0.12	$0.15	$0.34	$0.13

Diluted adjustments per common share	0.12	0.10	0.43	0.44

Diluted adjusted earnings per common share	$0.24	$0.25	$0.77	$0.57

Diluted weighted-average outstanding common shares and equivalents	66.2	66.4	66.2	66.2

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature of each adjustment.
(3) Represents adjustments to income tax expense for an IRS tax litigation matter and a change to an uncertain tax position.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	September 30, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$170.4	$157.2
Settlement assets	3,499.5	3,634.3
Property and equipment, net	215.0	201.0
Goodwill	442.2	442.2
Other assets	219.0	162.7
Total assets	$4,546.1	$4,597.4

LIABILITIES
Payment service obligations	$3,499.5	$3,634.3
Debt, net	909.9	915.2
Pension and other postretirement benefits	84.2	99.0
Accounts payable and other liabilities	236.5	164.5
Total liabilities	4,730.1	4,813.0

STOCKHOLDERS’ DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at September 30, 2017 and December 31, 2016	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 58,823,567 shares issued at September 30, 2017 and December 31, 2016	0.6	0.6
Additional paid-in capital	1,031.3	1,020.3
Retained loss	(1,282.9)	(1,252.6)
Accumulated other comprehensive loss	(50.8)	(56.1)
Treasury stock: 4,605,928 and 6,058,856 shares at September 30, 2017 and December 31, 2016, respectively	(66.1)	(111.7)
Total stockholders’ deficit	(184.0)	(215.6)
Total liabilities and stockholders’ deficit	$4,546.1	$4,597.4

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
(Amounts in millions)	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$22.7	$8.9
Adjustments to reconcile net income to net cash provided by operating activities	67.1	78.2
Net cash provided by operating activities	89.8	87.1

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(63.1)	(60.4)
Net cash used in investing activities	(63.1)	(60.4)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt	(7.3)	(7.3)
Proceeds from exercise of stock options	1.8	—
Stock repurchases	—	(7.5)
Payments to tax authorities for stock-based compensation	(8.0)	(2.6)
Payment for contingent consideration	—	(0.7)
Net cash used in financing activities	(13.5)	(18.1)
NET CHANGE IN CASH AND CASH EQUIVALENTS	13.2	8.6

CASH AND CASH EQUIVALENTS—Beginning of period	157.2	164.5
CASH AND CASH EQUIVALENTS—End of period	$170.4	$173.1

CONTACT:
MoneyGram International, Inc.
Suzanne Rosenberg
214-979-1400
ir@moneygram.com

Media Relations:
Michelle Buckalew
214-979-1418
media@moneygram.com